Exhibit 4.1

COUNTERSIGNED: CONTINENTAL STOCK TRANSFER & TRUST COMPANY JERSEY CITY, NJ TRANSFER AGENT BY: AUTHORIZED OFFICER THIS CERTIFIES THAT: IS THE OWNER OF NUMBER SHARES DATED: SEE REVERSE FOR CERTAIN DEFINITIONS SSYS INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL O R D I N A R Y S H A R E S (hereinafter called the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Articles of Association and amendments thereto of the Corporation, to all of which the holder by acceptance hereto assents. This certificate is not valid until countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. CUSIP M85548 10 1 SPECIMEN CHIEF EXECUTIVE OFFICER CHAIRMAN OF THE BOARD FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF NIS 0.01 EACH OF STRATASYS LTD.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - ....................Custodian.................... TEN ENT - as tenants by the entireties (Cust) (Minor) JT TEN - as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act .................................................... in common (State) Additional abbreviations may also be used though not in the above list. For Value Received,  hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. COLUMBIA FINANCIAL PRINTING CORP. - www.stockinformation.com THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.